Exhibit 99.1

Execution Version

TENDER AND SUPPORT AGREEMENT

This TENDER AND SUPPORT AGREEMENT (this “Agreement”), is made and entered into as of March 2, 2021, by and among Magic AcquireCo, Inc., a Delaware corporation (“Parent”), Magic MergeCo, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Merger Subsidiary”), and the undersigned holders (each, a “Holder” and collectively, the “Holders”) of shares of common stock, par value $0.067751 per share (“Company Common Stock”), of The Michaels Companies, Inc., a Delaware corporation (the “Company”).

RECITALS

WHEREAS, pursuant to an Agreement and Plan of Merger, dated as of the date hereof (as may be amended from time to time, the “Merger Agreement”), Merger Subsidiary will commence a cash tender offer for all of the issued and outstanding shares of Company Common Stock (the “Offer”). Following consummation (as defined in Section 251(h) of the DGCL) of the Offer, at the Effective Time, Merger Subsidiary will be merged with and into the Company with the Company surviving as the surviving corporation (the “Merger”), on the terms and subject to the conditions set forth in the Merger Agreement. Capitalized terms used but not otherwise defined in this Agreement shall have the meanings ascribed to such terms in the Merger Agreement;

WHEREAS, each Holder is the record and beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of the number of shares of Company Common Stock as indicated opposite such Holder’s name on Schedule 1 attached hereto (together with any New Shares acquired by such Holder (as defined in Section 1(b)), the “Shares”); and

WHEREAS, concurrently with the execution and delivery of the Merger Agreement, and as a condition and inducement to Parent’s and Merger Subsidiary’s willingness to enter into the Merger Agreement, the Holders have agreed to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Holder, Parent and Merger Subsidiary agree as follows:

AGREEMENT

1.       Agreement to Retain Shares.

(a)       No Transfer; No Inconsistent Arrangements. From the date of this Agreement and until the Expiration Time (as defined below), other than pursuant to this Agreement, the Merger Agreement, the Offer, the Merger or the other transactions contemplated by this Agreement or the Merger Agreement (the “Transactions”), no Holder shall, and such Holder shall not permit any other Person acting at such Holder’s direction or on such Holder’s behalf to:

(i)       sell, assign, transfer, tender, exchange, offer, gift, or otherwise dispose (whether by sale, liquidation, dissolution, dividend or distribution) of, or enter into any derivative arrangement with respect to any Shares, or any right or interest therein (or consent to any of the foregoing) (each, a “Transfer”), other than Permitted Transfers (as defined below);

(ii)       create any lien, claim, pledge, grant, hypothecation, obligation, option, charge, proxy, voting trust or other encumbrance or restriction on title, transfer or exercise of any rights of a Holder in respect of such Shares (“Lien”) on the Shares, except Liens arising under or pursuant to, or imposed by, Applicable Law, this Agreement, the Merger Agreement or the Transactions (as defined below) (“Permitted Liens”);

(iii)       deposit any Shares into a voting trust, or enter into a voting agreement or similar arrangement, or grant or permit the grant of any proxy, power of attorney or other authorization or consent in, or with respect to, the Shares; or

(iv)       enter into any Contract with respect to any Transfer or Lien prohibited by this Section 1.

Notwithstanding the foregoing, a Holder may: Transfer Shares (x) to any Affiliate, subsidiary, partner or member of the Holder or to a trust established for the benefit of the Holder or any of its Affiliates if, as a condition to such Transfer, the recipient agrees in writing to be bound by this Agreement and delivers a copy of such executed written agreement to Parent prior to the consummation of such Transfer; or (y) with Parent’s prior written consent (such exceptions set forth in clauses (x) and (y), a “Permitted Transfer”). Nothing in this Agreement shall prohibit direct or indirect Transfers of equity or other interests in a Holder. Any action with respect to Shares in violation of this Section 1 shall be null and void ab initio.

(b)       New Shares. Any shares of capital stock or other equity securities of the Company that are issued to, or that a Holder acquires record or beneficial ownership (as defined in Rule 13d-3 under the 1934 Act) of, after the date of this Agreement and prior to the Expiration Time, whether pursuant to purchase, exercise, exchange or conversion of, or other transaction involving any and all warrants, options, rights or other securities (“New Shares”), shall be subject to the terms and conditions of this Agreement to the same extent as if they comprised the Shares as of the date hereof.

(c)       Adjustments. In the event of any stock split, stock dividend, merger, reorganization, recapitalization, reclassification, combination, exchange of shares or similar transaction with respect to the capital stock of the Company that affects the Shares, the terms of this Agreement shall apply to the resulting securities and such resulting securities shall constitute “Shares” for all purposes hereunder.

2.       Agreement to Tender Shares. Subject to the terms of this Agreement, each Holder hereby agrees to, as promptly as practicable after the commencement of the Offer, and in any event no later than the tenth (10th) business day (determined pursuant to 1934 Act Rule 14d-1(g)(3)) after the commencement of the Offer, tender or cause to be tendered in the Offer all of such Holder’s Shares pursuant to and in accordance with the terms of the Offer, free and clear of all Liens (other than Permitted Liens) (the “Tender Date”). Without limiting the generality of the foregoing, no later than ten (10) business days (determined pursuant to 1934 Act Rule 14d-1(g)(3)) following commencement (within the meaning of Rule 14d-2 promulgated under the 1934 Act) of the Offer, each Holder shall: (a) deliver pursuant to the terms of the Offer (i) a letter of transmittal with respect to such Holder’s Shares complying with the terms of the Offer, (ii) a Certificate (or affidavits of loss in lieu thereof) representing such Shares or an “agent’s message” in customary form (or such other evidence, if any, of transfer as the Paying Agent may reasonably request) in the case of Uncertificated Shares and (iii) all other documents or instruments required to be delivered by the stockholders of the Company pursuant to the terms of the Offer; or (b) instruct such Holder’s broker or such other Person that is the holder of record of any Shares beneficially owned by such Holder to tender such Shares pursuant to and in accordance with clause (a) of this Section 2 and the terms of the Offer. Once such Holder’s Shares are tendered, such Holder shall not withdraw any of such Shares from the Offer, unless and until this Agreement shall have been validly terminated in accordance with Section 8 or the Offer has been terminated or expired without Merger Subsidiary having purchased all Shares tendered into the Offer in accordance with its terms. If any Holder acquires any Shares after the Tender Date, such Holder shall tender into the Offer such Shares prior to the earlier of (x) three (3) business days (determined pursuant to 1934 Act Rule 14d-1(g)(3)) following the date that such Holder acquired such Shares and (y) the Offer Expiration Time.

3.        Agreement to Vote Shares. Subject to the terms of this Agreement, each Holder irrevocably and unconditionally agrees that, from the date of this Agreement and until the Expiration Time, at every meeting of the stockholders of the Company, however called, with respect to any of the following, and at every adjournment or postponement thereof, or in any other circumstances upon which a vote, consent or other approval of all or some of the stockholders of the Company is sought, and on every action or approval proposed to be taken by written consent of the stockholders of the Company with respect to any of the following, each Holder shall appear at such meeting (in person or by proxy) or otherwise cause the Shares (to the extent that any of the Shares are not purchased in the Offer) to be counted as present for purposes of calculating a quorum and shall vote (or cause to be voted) or deliver a written consent (or cause a written consent to be delivered) covering all of the Shares that such Holder is entitled to so vote, in each case to the fullest extent that such Holder’s Shares are entitled to vote: against (a) any action that would (or would be reasonably expected to) directly result in a breach of any covenant, representation or warranty or any other obligation or agreement of the Company contained in the Merger Agreement, or of any Holder contained in this Agreement, in either case, that would result in any Offer Condition being unsatisfied at the Offer Expiration Time, (b) any other action, transaction, proposal, or agreement relating to the Company that would (or would reasonably be expected to) prevent, nullify or materially impede, interfere with, frustrate, delay, postpone or adversely affect the Transactions, (c) any change in the present capitalization of the Company or any amendment of the certificate of incorporation of the Company prohibited by the Merger Agreement, or (e) subject to the right to terminate this Agreement pursuant to Section 8(e) any Acquisition Proposal. Each Holder shall retain at all times the right to vote the Shares in such Holder’s sole discretion, and without any other limitation, on any matters other than those set forth in this Section 3 that are at any time or from time to time presented for consideration to the Company’s stockholders generally including, but not limited to, voting in favor of the matters set forth in the Company’s definitive Proxy Statement for its 2021 Annual Meeting of Stockholders. For the avoidance of doubt, nothing in this Agreement shall require any Holder to vote, cause to be voted or otherwise consent to any amendment to the Merger Agreement (including any schedule or Exhibit thereto) or the taking of any action that could result in the amendment, modification or a waiver of a provision therein, in any such case, in a manner that (i) decreases the amount or changes the form of the Merger Consideration, (ii) imposes any material restrictions or additional conditions on the consummation of the Merger or the payment of the Merger Consideration to stockholders, (iii) extends the Termination Date (as defined below) or (iv) amends any other term or condition of the Merger Agreement that is adverse to the Holder’s rights under the Merger Agreement.

4.        Representations and Warranties of Holder. Each Holder severally and not jointly represents and warrants to Parent and Merger Subsidiary as follows:

(a)       As of the date of this Agreement: (i) such Holder is the record and beneficial owner (as defined in Rule 13d-3 of the 1934 Act) of the number of Shares indicated opposite such Holder’s name on Schedule 1; (ii) such Holder has good and marketable title to such Shares free and clear of any Liens (other than Permitted Liens); (iii) such Holder has sole unrestricted voting power with respect to such Shares, and full power of disposition, full power to issue instructions with respect to the matters set forth herein and full power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Holder’s Shares; and (iv) except as set forth in the Company SEC Documents, none of the Shares is subject to any voting trust or other agreement, arrangement, or restriction with respect to the voting of the Shares to the extent such Shares have voting rights, except as contemplated by this Agreement. Except for any New Shares, the number of Shares indicated opposite such Holder’s name on Schedule 1 are the only equity interests in the Company beneficially owned (as defined in Rule 13d-3 of the 1934 Act) or owned of record by such Holder as of the date of this Agreement.

(b)       Such Holder is duly organized and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted. The consummation of the Transactions contemplated by this Agreement are within such Holder’s entity power and have been duly authorized by all necessary entity actions on the part of such Holder. Such Holder has all requisite power and authority to execute and deliver, and perform its obligations under, this Agreement and to consummate the Transactions contemplated by this Agreement;

(c)       This Agreement has been duly and validly executed and delivered by such Holder. Assuming the due authorization, execution and delivery by Parent and Merger Subsidiary of this Agreement, this Agreement constitutes a valid and binding agreement of such Holder, enforceable against such Holder in accordance with its terms, except as enforcement may be limited by general principles of equity (whether applied in a court of law or a court of equity) and by bankruptcy, insolvency, and similar laws affecting creditors’ rights and remedies generally.

(d)       The execution and delivery of this Agreement by such Holder does not, and the performance by such Holder of its obligations under this Agreement will not: (i) violate any Applicable Law applicable to such Holder or such Holder’s Shares, (ii) except as may be required by the rules and regulations of Nasdaq, the 1933 Act, the 1934 Act and Applicable Laws, including securities laws, require any consent, approval, order, authorization or other action by, or filing with or notice to, any Person (including any Governmental Authority) under, or constitute a default (with or without the giving of notice or the lapse of time or both) under, any Contract, trust, order, judgment, writ, stipulation, settlement, award, or decree binding on such Holder, (iii) require any consent or approval under, violate, conflict with, result in any breach of or any loss of any benefit under, constitute a default under, or result in the termination or cancellation of, or give to others any right to receive any payment, right to purchase (including any right of first refusal or right of first offer or the like) or any right of termination, vesting, amendment, modification, acceleration (including any acceleration payments) or cancellation (in each case, with or without notice or lapse of time or both) under any Contract to which the Holder or any Affiliate thereof is a party, or by which they or any of their respective properties or assets may be bound or affected or (iv) violate any provision of any charter, bylaw or other organizational document of such Holder, in case of each of clauses (i), (ii) and (iii), except as would not reasonably be expected to have a material adverse effect on the ability of such Holder to perform its obligations under this Agreement.

(e)       To the knowledge of such Holder, as of the date hereof, there is no Claim pending against, or threatened in writing against such Holder or any of such Holder’s properties as assets (including the Shares) that would reasonably be expected to have a material adverse effect on such Holder’s ability to perform its obligations under this Agreement.

(f)       Such Holder understands and acknowledges that Parent and Merger Subsidiary are entering into the Merger Agreement in reliance upon such Holder’s execution, delivery and performance of this Agreement.

(g)       No broker, finder, investment banker or financial advisor is entitled to any brokerage, finder’s, financial advisor’s or other similar fee or commission, or the reimbursement of expenses, from the Company in connection with such Holder tendering its Shares pursuant to this Agreement based on arrangements made by or on behalf of such Holder in in its capacity as such.

5.       Representations and Warranties of Parent and Merger Subsidiary. Each of Parent and Merger Subsidiary represents and warrants to each Holder as follows:

(a)       Each of Parent and Merger Subsidiary is duly incorporated and validly existing in good standing under the laws of the jurisdiction in which it is incorporated or constituted. The consummation of the Transactions contemplated by this Agreement are within each of Parent’s and Merger Subsidiary’s entity power and have been duly authorized by all necessary entity actions on the part of each of Parent and Merger Subsidiary. Each of Parent and Merger Subsidiary has all requisite power and authority to execute and deliver, and perform its obligations under, this Agreement and to consummate the Transactions contemplated by this Agreement.

(b)       This Agreement has been duly and validly executed and delivered by Parent and Merger Subsidiary. Assuming the due authorization, execution and delivery by Holder of this Agreement this Agreement constitutes a valid and binding agreement of Parent and Merger Subsidiary, enforceable against Parent and Merger Subsidiary in accordance with its terms, except as enforcement may be limited by general principles of equity (whether applied in a court of law or a court of equity) and by bankruptcy, insolvency, and similar laws affecting creditors’ rights and remedies generally.

(c)       The execution and delivery of this Agreement by each of Parent and Merger Subsidiary, and the performance by Parent and Merger Subsidiary of its respective obligations hereunder, does not violate: (A) any Applicable Law to which such party is subject; or (B) any charter, bylaw or other organizational document of Parent or Merger Subsidiary.

6.        No Solicitation.

(a)       Except as set forth in the Merger Agreement, (x) with respect to any Excluded Party, on the Cut Off Date, or (y) with respect to any Person or “group” who is not an Excluded Party, on the No-Shop Period Start Date, each Holder shall, and shall cause its controlled Affiliates to, and shall instruct, and shall use its commercially reasonable efforts to cause, its and its controlled Affiliates’ Representatives acting on its behalf to, promptly cease and cause to be terminated any solicitation, discussions or negotiations with the Holder that may be ongoing with a potential acquiror or its Representatives (other than any Excluded Party) with respect to an Acquisition Proposal. For the avoidance of doubt, this Section 6(a) (i) shall in no way restrict any Holder from continuing any solicitation, discussions or negotiations with one or more Excluded Parties on or prior to the Cut Off Date and (ii) shall not apply to any Person acting in his capacity as a director of the Company.

(b)       Except as set forth in the Merger Agreement, during the period commencing on (x) with respect to any Excluded Party, the Cut Off Date, or (y) with respect to any Person or “group” who is not an Excluded Party, the No-Shop Period Start Date and, in either case, continuing until the earlier of (x) the termination of this Agreement or (y) the Effective Time, (i) no Holder shall nor any of their respective controlled Affiliates shall, nor shall any Holder or any of their respective controlled Affiliates authorize or knowingly permit any of their Representatives acting at their direction and on their behalf to, directly or indirectly, (A) solicit, initiate, propose or knowingly facilitate, induce or encourage the submission of any Acquisition Proposal or any inquiries that could reasonably be expected to result in an Acquisition Proposal (including by way of furnishing non-public information), (B) enter into or participate in any discussions or negotiations with, or furnish any non-public information relating to the Company or any of its Subsidiaries to, any Third Party for the purpose of knowingly facilitating, inducing or encouraging an Acquisition Proposal (it being understood that notifying such Person of the existence of this Section 6(b) shall not be a breach of this Section 6(b)) or (C) enter into any agreement in principle, letter of intent, merger agreement, acquisition agreement, tender or support agreement or other similar agreement relating to, an Acquisition Proposal. For the avoidance of doubt, this Section 6(b) shall not apply to any Person acting in his capacity as a director of the Company.

7.        No Exercise of Appraisal Rights. Each Holder: (a) irrevocably waives and agrees not to exercise, assert or perfect, or attempt to exercise, assert or perfect, any appraisal rights or rights to dissent from the Merger (including pursuant to Section 262 of the DGCL) in respect of such Holder’s Shares that may arise with respect to the Offer and the Merger; (b) agrees not to commence or join in, and agrees to take all reasonable actions to opt out of any class in any class action with respect to any claim, derivative or otherwise, against Parent, Merger Subsidiary, the Company or any of their respective successors or any of their respective directors, managers or officers (i) challenging the validity of, or seeking to enjoin the operation of, any provision of this Agreement or the Merger Agreement (other than as a claim of breach of this Agreement or Merger Agreement by Parent or Merger Subsidiary), including any claim seeking to enjoin or delay the consummation of the Offer or the Closing of the Merger or (ii) alleging breach of any duty of any Person in connection with the negotiation and entry into this Agreement, the Merger Agreement or the Transactions contemplated hereby or thereby; and (c) shall notify Parent of any development occurring after the date hereof that, to such Holder’s knowledge, causes any breach of any of the representations and warranties of such Holder set forth in Section 4 or other covenants of such Holder in this Agreement.

8.        Termination. This Agreement and the covenants and agreements set forth in this Agreement shall terminate automatically, without any notice or other action by any Person, and shall have no further force and effect as of the earliest to occur of: (a) the Effective Time; (b) the valid termination of the Merger Agreement in accordance with its terms; (c) any modification, change or amendment to, or the waiver of any provision of, the Merger Agreement as in effect on the date hereof or the Offer that is effected, in either case, without the Holders’ prior written consent, that decreases the amount, or changes the form or terms, of consideration payable for the Shares pursuant to the Merger Agreement or adversely affects the right of any Holder in any material respect; (d) the effectiveness of a written agreement executed by the parties to this Agreement to terminate this Agreement; (e) unless Parent provides an irrevocable waiver of such Offer Condition or condition set forth in Article 9 of the Merger Agreement contemporaneously with such communication or the Company cures any such fact, event or circumstance within such five (5) day period, such date that is five (5) days after Parent delivers written notice to the Company or any of its Representatives that any fact, event or circumstance has caused the failure of any Offer Condition or any of the conditions set forth in Article 9 of the Merger Agreement to be satisfied on or prior to the Acceptance Time such that Parent could presently terminate the Merger Agreement (for the avoidance of doubt, because any cure period applicable to such termination right has lapsed) as a result of such failure, or (f) an Adverse Recommendation Change (the earliest of such times in clauses (a) through (f), the “Expiration Time”). Upon the termination of this Agreement in accordance with this Section 8, no party shall have any further obligations or liabilities under this Agreement; provided, however, no such termination will relieve any party from liability for any willful and intentional breach hereof prior to such termination. The provisions of this Section 8 and Section 9 shall survive any termination of this Agreement and remain in full force and effect.

9.       Miscellaneous.

(a)       Entire Agreement; Amendments and Waivers. This Agreement, together with Schedule 1 and the other documents and certificates contemplated hereby, constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among or between any of the parties with respect to the subject matter of this Agreement. Any provision of this Agreement may be amended or waived if such amendment or waiver is in writing and is signed, in the case of an amendment, by each party to this Agreement or, in the case of a waiver, by each party against whom the waiver is to be effective. No failure or delay by any party in exercising any right, power or privilege under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or privilege preclude any other or further exercise of any other right, power or privilege. No waiver of any provision of this Agreement by any party shall be deemed a waiver of any other provision by such party, nor shall any such waiver be deemed a continuing waiver of any provision by such party. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon the parties and their respective successors and assigns.

(b)       Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to the conflicts of law rules of such State. Each of Parent, Merger Subsidiary and each Holder irrevocably submits to the exclusive jurisdiction of (a) the Court of Chancery of the State of Delaware, New Castle County, and (b) the United States District Court in Wilmington, Delaware, for the purposes of any suit, action or other proceeding arising out of this Agreement or any of the Transactions. Each of Parent, Merger Subsidiary and each Holder agrees to commence any action, suit or proceeding relating hereto either in the United States District Court in Wilmington, Delaware or if such suit, action or other proceeding may not be brought in such court for jurisdictional reasons, in the Court of Chancery of the State of Delaware, New Castle County. Each of Parent, Merger Subsidiary and each Holder further agrees that service of any process, summons, notice or document by U.S. registered mail to such party’s respective address as set forth pursuant to Section 9(f) shall be effective service of process for any action, suit or proceeding in Delaware with respect to any matters to which it has submitted to jurisdiction hereunder. The parties agree that service of process may also be effected by certified or registered mail, return receipt requested, or by reputable overnight courier service, directed to the other party at the addresses set forth pursuant to Section 9(f), and service so made shall be completed when received. Each of Parent, Merger Subsidiary and each Holder irrevocably and unconditionally waives any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the Transactions in (i) the Court of Chancery of the State of Delaware, New Castle County, or (ii) the United States District Court in Wilmington, Delaware, and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum. Each of Parent, Merger Subsidiary and each Holder irrevocably waives any objections or immunities to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or relating to this Agreement or the Transactions which is instituted in any such court. The parties agree that a final trial court judgment in any such suit, action or other proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by Applicable Law; provided, however, that nothing in the foregoing shall restrict any party’s rights to seek any post-judgment relief regarding, or any appeal from, such final trial court judgment.

(c)       Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE TRANSACTIONS. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT, OR ATTORNEY OF ANY PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATION OF THIS WAIVER, (C) EACH PARTY MAKES THIS WAIVER VOLUNTARILY AND (D) EACH OTHER PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 9(c).

(d)       Counterparts. This Agreement and any amendments may be executed in one or more counterparts, all of which will be considered one and the same agreement. This Agreement and any amendments will become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties. Each of the parties also agrees that all parties need not sign the same counterpart. Any such counterpart, to the extent delivered by electronic delivery, will be treated in all manner and respects as an original executed counterpart and will be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party may raise the use of an electronic delivery to deliver a signature, or the fact that any signature or agreement or instrument was transmitted or communicated through the use of an electronic delivery, as a defense to the formation of a contract. Each party waives any such defense, except to the extent such defense relates to lack of authenticity.

(e)       Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(f)       Notices. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received: (i) upon receipt when delivered by hand; (ii) two (2) Business Days after being sent by registered mail or by courier or express delivery service; (iii) if sent by email transmission prior to 6:00 p.m. recipient’s local time, upon transmission when receipt is confirmed; or (iv) if sent by email transmission after 6:00 p.m. recipient’s local time and receipt is confirmed, the business day following the date of transmission, as follows: (A) if to Parent or Merger Subsidiary, in accordance with the provisions of the Merger Agreement and (B) if to a Holder, to such Holder’s address, facsimile number or e-mail address set forth on Schedule 1, or to such other address, facsimile number or e-mail address as such party may hereafter specify in writing for the purpose by notice to each other party hereto.

(g)       Severability. If any term or provision of this Agreement is invalid, illegal or incapable of being enforced by any Legal Requirement or public policy, as determined by a final judgment of a court of competent jurisdiction, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the Transactions are not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the Transactions be consummated as originally contemplated to the fullest extent possible.

(h)       Binding Effect, Assignment and Transfer. Each Holder agrees with, and covenants to, Parent and Merger Subsidiary that (i) this Agreement and the obligations hereunder shall attach to the Holder’s Shares and shall be binding upon any person or entity to which legal or beneficial ownership shall pass, whether by operation of law or otherwise, including, without limitation, such Holder’s permitted successors or assigns and (ii) it shall not request that the Company register the Transfer (book-entry or otherwise) of any Certificate or Uncertificated Share representing any or all of the Holder’s Shares, unless such Transfer is made in compliance with this Agreement. This Agreement shall be binding upon, and inure to the benefit of, the respective parties and their permitted successors, assigns, heirs, executors, administrators, and other legal representatives, as the case may be. This Agreement may not be assigned by any party without the prior written consent of the other parties to this Agreement. Notwithstanding the foregoing, Parent may assign its rights and obligations under this Agreement to any Affiliate of Parent.

(i)        No Third Party Beneficiaries. Except as set forth in Section 9(n), this Agreement is not intended, and shall not be deemed, to confer any rights or remedies upon any Person other than the parties to this Agreement and their respective successors and permitted assigns, or otherwise create any third-party beneficiary.

(j)        Specific Performance. The parties to this Agreement agree that irreparable damage would occur in the event any provision of this Agreement was not performed in accordance with its terms or was otherwise breached. Accordingly, the parties shall be entitled to specific performance as the sole and exclusive remedy for any breach of this Agreement. In furtherance of the grant of specific performance as the sole and exclusive remedy for breaches of this Agreement, the parties agree that the non-breaching party may seek (and the breaching party hereby agrees not to contest the non-breaching party’s ability to obtain) the equitable remedy of injunctive relief including, without limitation, an injunction or injunctions to prevent and enjoin such breaches in the courts specified in Section 9(b). In any Claim for specific performance, the parties hereby waive (i) the defense of adequacy of a remedy at law and (ii) any requirement for the securing or posting of any bond in connection with the remedies referred to in this Section 9(j). The parties agree that the right of specific performance is an integral part of the Transactions contemplated hereby and without that right, neither the Holder, Company, Parent, nor Merger Subsidiary would have entered into this Agreement.

(k)       Disclosure. Subject to the terms of this paragraph, each Holder consents to and shall permit the Company, Parent and Merger Subsidiary to publish and disclose in all documents and schedules filed with the SEC or other Governmental Authority, and any press release or other disclosure document, or any other disclosure document in connection with the Offer, the Merger or any of the other transactions contemplated by the Merger Agreement or this Agreement that, in each case, Parent or Merger Subsidiary reasonably determines to be necessary in connection with the Merger, the Offer, the Offer Documents, and any other Transactions contemplated by the Merger Agreement, relating solely to such Holder’s identity and ownership of Shares and the nature of such Holder’s commitments, arrangements, and understandings under this Agreement. The Company, Parent or Merger Subsidiary, as applicable, shall give the Holder notice prior to any such disclosure and the Holder shall use reasonable best efforts to reasonably promptly provide the Company, Parent or Merger Subsidiary, as applicable, any information that is legally required to be disclosed in such Offer Documents. Each of Parent and Merger Subsidiary shall consider all reasonable comments provided by the Holder with respect to any such disclosure or publication. Each Holder acknowledges that, subject to the terms of this Section 9(k), Parent and Merger Subsidiary may, in Parent’s sole discretion, file this Agreement or a form hereof with the SEC. Each Holder agrees to promptly notify Parent if it becomes aware of any required corrections with respect to any written information regarding this Agreement supplied by it specifically for use in any such disclosure document, if and to the extent that the Holder shall become aware that any such information shall have become false or misleading in any material respect.

(l)        No Agreement Until Executed. Irrespective of negotiations among the parties or the exchanging of drafts of this Agreement, this Agreement shall not constitute or be deemed to evidence a contract, agreement, arrangement or understanding between the parties to this Agreement unless and until: (i) the Merger Agreement is executed by all parties to the Merger Agreement; and (ii) this Agreement is executed by all parties to this Agreement.

(m)      Directors and Officers. Each Holder signs this Agreement solely in such Holder’s capacity as a stockholder of the Company, and not, if applicable, in such Holder’s capacity as a director, officer or employee of the Company. Notwithstanding any provision of this Agreement to the contrary, nothing in this Agreement shall in any way limit or restrict a Holder, or any Affiliate, director, officer, partner, employee or designee of a Holder, who is a director or officer of the Company or any of its Subsidiaries in the taking of any actions (or failure to act) in his or her capacity or fulfilling the obligations of such office, in the exercise of his or her fiduciary duties or prevent or be construed to create any obligation on the part of any director or officer of the Company from taking any action in his or her capacity as such, including by voting, in his or her capacity as a director, officer, employee or agent of the Company or any of its Subsidiaries’, in a Holder’s, or its affiliates’, employee’s or designee’s, sole discretion on any matter, and no action taken in any such capacity as an officer or director of the Company shall constitute a breach of this Agreement.

(n)       Non-Recourse. All Claims (whether in Contract or in tort, in law or in equity) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution, performance or non-performance of this Agreement (including any representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement) may be made by any party hereto only against the Persons that are expressly identified as parties hereto or thereto. No Person who is not a named party to this Agreement, including any director, officer, employee, incorporator, member, partner, stockholder, Affiliate, agent, attorney or Representative of any named party to this Agreement that is not itself a named party to this Agreement (“Non-Party Affiliates”), shall have any liability (whether in Contract or in tort, in law or in equity, or based upon any theory that seeks to impose liability of an entity party against its owners or Affiliates) to any party to this Agreement for any obligations or liabilities arising under, in connection with or related to this Agreement or for any claim based on, in respect of, or by reason of this Agreement or its negotiation or execution; and each party hereto or thereto waives and releases all such liabilities, claims and obligations against any such Non-Party Affiliates. The parties acknowledge and agree that the Non-Party Affiliates are intended third-party beneficiaries of this Section 9(n). Nothing in this Agreement precludes the parties or any Non-Party Affiliates from exercising any rights, and nothing in this Agreement shall limit the liability or obligations of any Non-Party Affiliates, in each case under the Merger Agreement or any other agreement to which they are specifically a party or an express third party beneficiary thereof. This Section 9(n) is subject to, and does not alter the scope or application of, Section 9(j).

(o)       Expenses. All fees and expenses incurred in connection with this Agreement and the Transactions shall be paid by the party incurring such expenses, whether or not the Offer or the Merger is consummated.

(p)       No Ownership Interest. Nothing contained in this Agreement shall be deemed to vest in Parent or Merger Subsidiary any direct or indirect ownership or incidence of ownership of or with respect to the Shares. All rights, ownership and economic benefits of and relating to the Shares shall remain vested in and belong to each applicable Holder. Neither Parent nor Merger Subsidiary shall have any authority to manage, direct, restrict, regulate, govern, or administer any of the policies or operations of the Company or exercise any power or authority to direct such Holder in the voting of any of the Shares, except as otherwise provided in this Agreement.

(q)       Holder Obligations Several and Not Joint. The obligations of each Holder hereunder shall be several and not joint, and no Holder shall be liable for any breach of the terms of this Agreement by any other Holder.

(r)       Mutual Drafting. Each party has participated in the drafting of this Agreement, which each party acknowledges is the result of extensive negotiations between the parties. Accordingly, in the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

(s)       Further Assurances. Parent, Merger Subsidiary and each Holder will execute and deliver, or cause to be executed and delivered, all further documents and instruments necessary under Applicable Law, to perform their respective obligations under this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

MAGIC ACQUIRECO, INC.

/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Tender Offer & Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

MAGIC MERGECO, INC.

/s/ Laurie D. Medley
Name: Laurie D. Medley
Title: Vice President

[Signature Page to Tender Offer & Support Agreement]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed on the date first above written.

Bain Capital Integral Investors 2006, LLC
By: Bain Capital Investors, LLC
its administrative member

By:	/s/ Ryan N. Cotton
Name: Ryan N. Cotton
Title: Managing Director

BCIP TCV, LLC
By: Boylston Coinvestors, LLC,
its administrative member

By:	/s/ Ryan N. Cotton
Name: Ryan N. Cotton
Title: Managing Director

[Signature Page to Tender Offer & Support Agreement]

Schedule 1

Holder & Address	Shares
Bain Capital Integral Investors 2006, LLC c/o Bain Capital Private Equity, L.P. 200 Clarendon Street Boston, Massachusetts 02116	52,644,833
BCIP TCV, LLC c/o Bain Capital Private Equity, L.P. 200 Clarendon Street Boston, Massachusetts 02116	154,096